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                                                                   EXHIBIT 10.60


                         DEBT FOR EQUITY SWAP AGREEMENT


      This Debt for Equity Swap Agreement ("Agreement") is made this 27th day of January 1997 between Scientific NRG, Incorporated, a Minnesota corporation ("Company"), and Oliver K. Washburn, Malcolm L. Fickel, William T. Moceri, and Thomas C. Moceri ("Noteholders").

      WHEREAS, the Company desires to issue shares of its no par value common stock (the "Shares") in exchange for the return and cancellation of those certain Subordinated Cash Flow Promissory Notes dated September 30, 1996 (the "Notes") held by Noteholders and Noteholders desire to receive the Shares in exchange for the Notes; and

      WHEREAS, the rate of exchange for the debt for equity swap shall be 1 share of no par value common stock of the Company for each $1.50 of principal and accrued interest as of January 31, 1997 on the Notes.

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Company agrees to issue to Noteholders 382,373 Shares in exchange for the return and cancellation of the Notes and Security Agreement and release of the UCC-1 financing statement. The amount of Shares to be issued to each Noteholder under this Agreement is set forth on the signature page hereof.

2. Noteholders agree to accept the Shares in exchange for the Notes and to return and cancel the Notes and Security Agreement and release the UCC-1 financing statement. Further, the Noteholders understand and agree that the Shares will be issued with a restrictive legend to the effect that: "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

3. As further consideration for the execution and performance of this Agreement, Company promises to pay in full those certain Secured Promissory Notes dated September 11, 1996 in the aggregate principal amount of $60,000 plus accrued interest, collectively referred to as the Bridge Loans, on or before February 5, 1997.

4. Company and Noteholders appoint Richard O. Weed, attorney at law, to act as escrow agent on the transaction and Mr. Weed shall perform the following:

      For the Company: As soon as feasible, upon receipt of the Shares from the Company and sufficient funds to discharge the Bridge Loans, Mr. Weed shall notify the Noteholders of the foregoing. Upon receipt of the Notes and Security Agreement, and other documents sufficient to release the UCC-1 financing statement, Mr. Weed shall immediately issue checks made payable to the holders of the Bridge Loans and shall send the checks and the Shares to the proper parties by Federal Express overnight courier service.




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               For the Noteholders: As soon as feasible, upon receipt of the
Notes and Security Agreement, and other documents sufficient to release the UCC-1 financing statement, Mr. Weed shall notify the Company of the foregoing. Upon receipt of the Shares and funds to discharge the Bridge Loans, Mr. Weed shall send the Notes and Security Agreement to the Company by Federal Express overnight courier service. Further, Mr. Weed shall file with the California Secretary of State the documents necessary to release the UCC-1 financing statement.

               In the event the foregoing does not occur on or before February 5, 1997, Mr. Weed shall return all documents and funds to the respective parties delivering same, without further duty or obligation to the parties hereto.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

Scientific NRG, Incorporated



By: /s/ JONATHAN D. FORGY
    ---------------------
Name: Jonathan D. Forgy
Title: President



 /s/ OLIVER K. WASHBURN
-----------------------
Oliver K. Washburn, Noteholder [167,737 Shares]


 /s/ MALCOLM L. FICKEL
----------------------
Malcolm L. Fickel, Noteholder [120,155 Shares]


 /s/ WILLIAM T. MOCERI
----------------------
William T. Moceri, Noteholder [75,311 Shares]

/s/ THOMAS C. MOCERI
----------------------------
Thomas C. Moceri, Noteholder [19,170 Shares]


Approved and Accepted:

/s/ RICHARD O. WEED
---------------------------
Richard O. Weed, Escrow Agent